SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN


     The following constitutes the provisions of the 1997 Employee Stock Purchase Plan of Software Publishing Corporation Holdings, Inc.:


     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


     2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the common stock, $.001 par value, of the Company.

     (d) "Company" shall mean Software Publishing Corporation Holdings, Inc., a Delaware corporation.

     (e) "Compensation" shall mean all regular straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions or other compensation.

     (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (g) "Designated Subsidiary" shall mean each Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.


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     (h)  "Employee"  shall  mean  any  person,  including  an  officer,  who is customarily employed for at least twenty hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

     (i) "Enrollment Date" shall mean the first Trading Day of each Offering Period of the Plan.

     (j) "Exercise Date" shall mean the last Trading Day of each Offering Period of the Plan.

     (k) "Offering Period" shall mean a period of approximately six months, commencing on the first Trading Day on or after January 1 of each calendar year and terminating on the last Trading Day on or before the following June 30, or commencing on the first Trading Day on or after July 1 of each calendar year and terminating on the last Trading Day on or before the following December 31, during which an option granted pursuant to the Plan may be exercised.

     (1) "Participant" shall mean, for any given Offering Period," an eligible Employee who has complied with paragraph 5(a) hereof and is participating in the Plan.

     (m) "Plan" shall mean this Employee Stock Purchase Plan.

     (n) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (o) "Trading Day" shall mean a day on which national stock exchanges and/or the NASDAQ Stock Market are open for trading.


     3. Eligibility.

     (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on any given Enrollment Date shall be eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits the Employee rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

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     4. Offering Periods.  The Plan shall be implemented by consecutive Offering
Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each calendar year, or on such other date as the Board of Directors shall determine, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen days prior to the scheduled beginning of the first Offering Period to be affected.


     5. Participation.

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

     (b) Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in paragraph 10 hereof.


     6. Payroll Deductions.

     (a) At the time a Participant in the Plan files the Participant's subscription agreement, the Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 10%, but not less than $5.00, of the Compensation which the Participant receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of the Participant's aggregate Compensation during said Offering Period.

     (b) All payroll deductions made by a Participant shall be credited to the Participant's account under the Plan. A Participant may not make any additional payments into such account.

     (c) A Participant may discontinue participation in the Plan as provided in paragraph 10 hereof, or may lower or increase (but not above 10% or less than $5.00) the rate of the Participant's payroll deductions during the Offering Period by completing or filing with the Company a new authorization for payroll deductions; provided, however, that a Participant may not change the rate of the Participant's payroll deductions more than once during an Offering Period. The

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change in rate shall be effective at the beginning of the  subsequent pay period following the Company's receipt of the new authorization or as soon as possible.

     (d) Notwithstanding  the foregoing,  to the extent necessary to comply with
Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to zero at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") in which the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10 hereof.

     (e) At the time a Participant's option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, such Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.


     7. Grant of Option.

     (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the per share option price) up to a number of shares of Common Stock determined by dividing such Employee's payroll deductions accumulated during the Offering Period (not to exceed an amount equal to 10% of his actual Compensation during such Offering Period) by the lower of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date, or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date, subject to the limitations set forth in paragraphs 3(b) and 12 hereof, and subject to the further limitation that the number of shares of Common Stock subject to any option granted to an Employee shall not exceed 300% of the number of shares of Common Stock determined by dividing an amount equal to 10% of the Employee's semi-annual Compensation as of the first day of the Exercise Period by 85% of the fair market value of a share of Common Stock on the Enrollment Date. Fair market value of a share of Common Stock shall be determined as provided in paragraph 7(b) herein.

     (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date. The fair market value of the Common

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Stock  on a given  date  shall be  determined  by the  Board in its  discretion;
provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock as reported by the stock exchange on which shares of Common Stock are listed or the closing bid price of the Common Stock as reported by the NASDAQ Stock Market, if listed thereon.


     8. Exercise of Option. A Participant's option for the purchase of shares will be exercised automatically on the Exercise Date of an Offering Period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Exercise Date. During a Participant's lifetime, such Participant's option to purchase shares hereunder is exercisable only by the Participant. No fractional shares shall be purchased and any cash remaining in a Participant's account after an Exercise Date shall be returned to the Participant or retained in the Participant's account for the subsequent Offering Period, as the Board shall determine, subject to earlier withdrawal by the Participant as provided in paragraph 10 hereof.


     9. Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant's option.


     10. Withdrawal: Termination of Employment.

     (a) The Participant may withdraw all but not less than all of the payroll deductions credited to such Participant's account under the Plan at any time prior to the Exercise Date of an Offering Period by giving written notice to the Company. All of the Participant's payroll deductions credited to such Participant's account with respect to such Offering Period will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless a new subscription agreement for such Participant is delivered to the Company for such succeeding Offering Period.

     (b) Upon termination of the Participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions credited to such Participant's account will be returned to the Participant or, in the case of death, to the person or persons entitled thereto under paragraph 14 hereof, and such Participant's option will be automatically terminated.


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     (c) In the event an  Employee  fails to  maintain  Continuous  Status as an
Employee during an Offering Period in which the Employee is a Participant, the Employee will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to the Employee's account will be returned to the Employee and the Employee's option terminated. Notwithstanding the foregoing,
(i) if an Employee shall take an unpaid leave of absence approved by the Board in accordance with paragraph 2(f) hereof of more than 30 days during an Offering Period in which the Employee is a Participant, he will be deemed to have withdrawn from the Offering Period on the 31st day of such leave, and (ii) if an Employee shall take a paid leave of absence approved by the Board in accordance with paragraph 2(f) hereof of more than 90 days during an Offering Period in which the Employee is a Participant, the Employee will be deemed to have withdrawn from the Offering Period on the earlier of (aa) the 91st day if the Employee is paid for the entire 90 day leave, or (bb) the last day upon which the Employee is paid provided the Employee is paid for at least 30 days. On the date upon which the Employee shall be deemed to have withdrawn from the Offering Period, the payroll deductions credited to the Employee's account will be returned to the Employee.

     (d) A Participant's withdrawal from an Offering Period will not have any effect upon the Employee's eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.


     11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.


     12. Stock.

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18 hereof. If on a given Exercise Date the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Enrollment Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

     (b) The Participant will have no interest or voting right in shares covered by the Participant's option until such option has been exercised.

     (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, in the name of the Participant and the Participant's spouse, or in the name of a broker designated by the Participant.


     13. Administration.

     (a) The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all Participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                     (i) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                     (ii) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of paragraph 13(a) hereof, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not a "Non-Employee Director" as that term is used in Rule 16b-3.


     14. Designation of Beneficiary.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which an option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to the Exercise Date of an Offering Period.

     (b) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the

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Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.


     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10 hereof.


     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


     17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.


     18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a

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proposed sale of all or substantially  all of the assets of the Company,  or the merger of the Company with or into another corporation in which the Company shall not be the surviving corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). An option shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least 30 days prior to the New Exercise Date, that the Exercise Date for such Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in paragraph 10 hereof.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.


     19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 18 hereof, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant, nor may an amendment be made without prior approval of the stockholders of the Company (obtained in the manner described in paragraph 21) if such amendment would:

     (a) Increase the number of shares that may be issued under the Plan;


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     (b)  Permit  payroll  deductions  at  a  rate  in  excess  of  10%  of  the
Participant's Compensation;

     (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

     (d) Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation).


     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be made in writing and deemed to have been duly given three business days following forwarding via certified mail, return receipt requested, postage prepaid, addressed to the Company's Secretary (or such other designee of the Company), at the Company's principal place of business. All notices or other communications by the Company to a Participant under and in connection with the Plan shall be in writing and deemed to have been duly given three business days following forwarding via regular mail, postage prepaid, addressed to the Participant at the Participant's address as listed on the records of the Company.


     21. Stockholder Approval.

     (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company in accordance with applicable state law within twelve months before or after the date the Plan is adopted by the Board.

     (b) If and in the event that the Company has registered any class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     (c) If any required approval of the Plan itself or of any amendment thereto by the stockholders of the Company is solicited at any time otherwise than in the manner described in paragraph 21(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (i) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (ii) the granting of an option hereunder to an officer or director after such registration, furnish in writing to the stockholders substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

     22. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any applicable provisions of law.


     23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in paragraph 21 hereof. It shall continue in effect for a term of twenty years unless sooner terminated under paragraph 19 hereof.


     24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.